UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2014

CHINA UNITED INSURANCE SERVICE, INC.

(Exact name of registrant as specified in its charter)

000-54884

 (Commission File Number)

Delaware	98-6088870
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

7F, No. 311 Section 3, Nan-King East Road, Taipei City, Taiwan

(Address of principal executive offices)

+8862-87126958

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant

(a)	Dismissal of independent registered public accounting firm

On January 17, 2014, China United Insurance Service, Inc. (the “Company”) dismissed Goldman Kurland and Mohidin, LLP (“GKM”), as the Company’s independent registered public accounting firm.

The Company’s Board of Directors approved GKM’s dismissal on January 17, 2014.

The reports of GKM on the Company’s financial statements as of, and for, the years ended June 30, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion, nor were any such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the recent fiscal years ended June 30, 2013 and June 30, 2012, and during the subsequent interim periods through January 17, 2014, there have been no (i) disagreements between the Company and GKM on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to GKM’s satisfaction would have caused GKM to make reference to the subject matter of the disagreement(s) in connection with its report, or (ii) reportable events defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GKM with a copy of the above disclosure and requested that GKM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements, and, if not, stating the respects in which it does not agree. A copy of GKM’s letter, dated January 29, 2014, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	New independent registered public accounting firm

On January 17, 2014, the Company engaged Simon & Edward LLP (“Simon”) as the Company’s new independent registered public accounting firm. The Board of Directors approved the engagement of Simon on January 17, 2014.

During the recent fiscal years ended June 30, 2013 and June 30, 2012 and during the subsequent interim periods through January 17, 2014, the Company did not consult with Simon regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 17, 2014, the Company’s Board of Directors approved a change in our fiscal year end from June 30 to December 31. The Company’s 2014 fiscal year commenced on January 1, 2014 and will conclude December 31, 2014. The Company will file a transitional report with the United States Securities and Exchange Commission for the reporting period of July 1, 2013 to December 31, 2013 on a Form 10-K.

Item 8.01	Other Events

Recent Development

On December 18, 2013, Henan Law Anhou Insurance Agency Co., Ltd. (“Anhou”) obtained its new Professional Insurance Agency License from Henan Insurance Regulatory Bureau of China Insurance Regulatory Commission which reflects the new name of Law Anhou Insurance Agency Co., Ltd.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

No.	Description
16.1	Letter dated January 29, 2014 from Goldman Kurland and Mohidin, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA UNITED INSURANCE SERVICE, INC.

Date: January 29, 2014
	By:	/s/ Lo Chung Mei
	Name:	Lo Chung Mei
	Title:	Chief Executive Officer

EXHIBIT INDEX

No.	Description
16.1	Letter dated January 29, 2014 from Goldman Kurland and Mohidin, LLP